UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2008

ITRONICS INC.

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                                      Texas                                        33-18582                                   75-2198369

                     (State or other jurisdiction                    (Commission File                              (IRS Employer

                            of incorporation)                                  Number)                                   Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada           89509

                  (Address of Principal Executive Offices)                                  Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Securities

In July 2008, we issued an aggregate of 10,000,000 common shares to four accredited investors upon the conversion of $6,400 in callable secured convertible notes.

In July 2008, we issued an aggregate of 45,013,000 common shares to four accredited investors upon the conversion of $28,808 in callable secured convertible notes.

In July 2008, we issued an aggregate of 55,013,900 common shares to four accredited investors upon the conversion of $33,558 in callable secured convertible notes.

In July 2008, we issued an aggregate of 55,013,900 common shares to four accredited investors upon the conversion of $30,258 in callable secured convertible notes.

All of the above offerings and sales were deemed to be exempt under rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were accredited investors, business associates of Itronics Inc. or executive officers of Itronics Inc., and transfer was restricted by Itronics Inc. in accordance with the requirements of the Securities Act. In addition to representations by the above-referenced persons, we have made independent determinations that all of the above-referenced persons were accredited or sophisticated investors, and that they were capable of analyzing the merits and risks of their investment, and that they understood the speculative nature of their investment. Furthermore, all of the above-referenced persons were provided with access to our Securities and Exchange Commission filings.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: July 30, 2008                                                       By: /S/ John W. Whitney

                                                                                         John W. Whitney

                                                                                        President, Treasurer and Director

                                                                                        (Principal Executive and Financial

                                                                                        Officer)